                                                                   EXHIBIT 10.85



                                                                 Loan No. 6032ZR

                          FOURTH MODIFICATION AGREEMENT
                                 UNSECURED LOAN

THIS MODIFICATION AGREEMENT ("Agreement") is dated as of December 18, 1996, entered by and among OASIS RESIDENTIAL, INC., a Nevada corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders") and Wells Fargo Bank, National Association, as agent for Lenders (in such capacity, "Administrative Agent"), and Morgan Guaranty Trust Company of New York and Bank One, Arizona NA, as co-agents for the Lenders (in such capacity, collectively, "Co-Agents").

                                 R E C I T A L S

A. Pursuant to the terms of an Amended and Restated Credit Agreement between Company and Lenders dated September 25, 1995 ("Credit Agreement") as amended from time to time, Lenders made a loan to Company in the principal amount of TWO HUNDRED MILLION AND NO/100THS DOLLARS ($200,000,000.00) ("Loan"). The Loan is evidenced by promissory notes dated as of the date of the Credit Agreement and additional notes dated as of September 24, 1996, executed by Company in favor of Lenders, in the following principal amounts of the Loan:

        Morgan Guaranty Trust Company of New York $35,000,000.00 and $12,500,000.00;

        Bank One, Arizona $35,000,000.00 and $12,500,000.00;

        Union Bank $20,000,000.00 and $5,000,000.00;

        Dresdner Bank AG $20,000,000.00 and $5,000,000.00;

        Wells Fargo Bank, National Association $40,000,000.00 and $15,000,000.00 (collectively, the "Note").

B. The Note and Credit Agreement have been previously amended and modified by modification agreements dated: February 27, 1996 (the "First
     Modification"); July 25, 1996 (the "Second Modification"); and September 24, 1996 (the "Third Modification").

C. The Note, Credit Agreement, this Agreement, the other documents described in the Credit Agreement as "Loan Documents" together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the "Loan Documents".

D. By this Agreement, Company and Lenders intend to modify and amend certain terms and provisions of the Loan Documents.

NOW, THEREFORE, Company and Lenders agree as follows:

1. CONDITIONS PRECEDENT. The following are conditions precedent to Lenders' obligations under this Agreement:

     1.1 Receipt and approval by Administrative Agent of the executed originals of this Agreement, and any and all other documents and agreements which are required pursuant to this Agreement or which Administrative Agent has requested pursuant to the Loan Documents, in form and content acceptable to Administrative Agent;




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                                                                 Loan No. 6032ZR


     1.2 Reimbursement to Administrative Agent by Company of Administrative Agent's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorneys' fees, and documentation costs and charges, whether such services are furnished by Administrative Agent's employees or agents or by independent contractors; and

     1.3 The representations and warranties contained herein are true and correct.

2. REPRESENTATIONS AND WARRANTIES. Company hereby represents and warrants that no breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Agreement.

3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

     3.1 Amendment to Definition of "Applicable LIBO Rate Margin." For all new LIBO Rate Loans, the definition of "Applicable LIBO Rate Margin" set forth in Section 1.1 of the Credit Agreement, as amended by Second Modification, is hereby amended and restated to read in its entirety as follows:

                "Applicable LIBO Rate Margin" means as of any date of determination: (i) 1.25%, if Company's senior unsecured long term debt obligations are rated at least BBB-/Baa3 by the Rating Agencies, or (ii) 1.50%, if Company's senior unsecured long term debt obligations does not satisfy clause (i) of this definition.

                The assigned rating of the Company's senior unsecured long term debt obligations given by at least two of three Rating Agencies will be used for purposes of determining the Applicable LIBO Rate Margin."

4. FORMATION AND ORGANIZATIONAL DOCUMENTS. Company has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Company, of the partners or joint venturers of Company (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Company hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Company; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

5. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Loan Documents or affect or impair any rights, powers, or remedies thereunder, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

6. MISCELLANEOUS. This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of Nevada, except if preempted by Federal law. In any action brought or arising out of this Agreement or the Loan Documents, Company, and the general partners and joint venturers of Company, hereby consent to the jurisdiction of any Federal or State Court having proper venue within the State of Nevada and also consent to the service of process by any means authorized by Nevada or federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the other Loan Documents. Time is of the




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                                                                 Loan No. 6032ZR

     essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

7. INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents in any of the Loan Documents includes any amendments, renewals or extensions approved by Lender.

8. EXECUTION IN COUNTERPART. This Agreement, and other Loan Documents which expressly so provide, may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

IN WITNESS WHEREOF, Company, Administrative Agent, Co-Agents and Lenders have caused this Agreement to be duly executed as of the date first above written.




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                                                                 Loan No. 6032ZR


             "LENDERS"                          "Company"

WELLS FARGO BANK,                               OASIS RESIDENTIAL, INC.,
NATIONAL ASSOCIATION, individually and as       a Nevada corporation
Administrative Agent

By:  /s/ MARK D. OSGOOD                         BY: [SIG]
   -------------------------------                 --------------------------
     Mark D. Osgood
     Its: Vice President                           Its:  CFO
                                                        ---------------------
MORGAN GUARANTY TRUST COMPANY OF NEW
YORK, individually and as Co-Agent

BY:
   -------------------------------
    Its:
        --------------------------

BANK ONE, ARIZONA NA, individually and as Co-Agent

BY:
   -------------------------------
    Its:
        --------------------------

UNION BANK of California, N.A., formerly known as Union Bank


BY:
   -------------------------------
    Its:
        --------------------------


DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:
   -------------------------------
    Its:
        --------------------------



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
                                                                 Loan No. 6032ZR


             "LENDERS"                          "Company"

WELLS FARGO BANK,                               OASIS RESIDENTIAL, INC.,
NATIONAL ASSOCIATION, individually and as       a Nevada corporation
Administrative Agent

By:                                             BY:
   -------------------------------                 --------------------------
     Mark D. Osgood
     Its: Vice President                           Its:
                                                        ---------------------
MORGAN GUARANTY TRUST COMPANY OF NEW
YORK, individually and as Co-Agent

BY: MICHAEL M. ERRICHETTI
   ---------------------------------

    Its: VICE PRESIDENT
        ----------------------------

BANK ONE, ARIZONA NA, individually and as Co-Agent

BY:
   -------------------------------
    Its:
        --------------------------

UNION BANK of California, N.A., formerly known as Union Bank


BY:
   -------------------------------
    Its:
        --------------------------


DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:
   -------------------------------
    Its:
        --------------------------



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                                                                 Loan No. 6032ZR


             "LENDERS"                          "Company"

WELLS FARGO BANK,                               OASIS RESIDENTIAL, INC.,
NATIONAL ASSOCIATION, individually and as       a Nevada corporation
Administrative Agent

By:                                             BY:
   -------------------------------                 --------------------------
     Mark D. Osgood
     Its: Vice President                           Its:
                                                        ---------------------
MORGAN GUARANTY TRUST COMPANY OF NEW
YORK, individually and as Co-Agent

BY:
   ---------------------------------

    Its:
        ----------------------------

BANK ONE, ARIZONA NA, individually and as Co-Agent

BY: [SIG]
   -------------------------------
    Its: Vice President
        --------------------------

UNION BANK of California, N.A., formerly known as Union Bank


BY:
   -------------------------------
    Its:
        --------------------------


DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:
   -------------------------------
    Its:
        --------------------------



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
                                                                 Loan No. 6032ZR


             "LENDERS"                          "Company"

WELLS FARGO BANK,                               OASIS RESIDENTIAL, INC.,
NATIONAL ASSOCIATION, individually and as       a Nevada corporation
Administrative Agent

By:                                             BY:
   -------------------------------                 --------------------------
     Mark D. Osgood
     Its: Vice President                           Its:
                                                        ---------------------
MORGAN GUARANTY TRUST COMPANY OF NEW
YORK, individually and as Co-Agent

BY:
   ---------------------------------

    Its:
        ----------------------------

BANK ONE, ARIZONA NA, individually and as Co-Agent

BY:
   -------------------------------
    Its:
        --------------------------

UNION BANK of California, N.A., formerly known as Union Bank


BY: [SIG]
   -------------------------------
    Its: Vice President
        --------------------------


DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:
   -------------------------------
    Its:
        --------------------------



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
                                                                 Loan No. 6032ZR


             "LENDERS"                          "Company"

WELLS FARGO BANK,                               OASIS RESIDENTIAL, INC.,
NATIONAL ASSOCIATION, individually and as       a Nevada corporation
Administrative Agent

By:                                             BY:
   -------------------------------                 --------------------------
     Mark D. Osgood
     Its: Vice President                           Its:
                                                        ---------------------
MORGAN GUARANTY TRUST COMPANY OF NEW
YORK, individually and as Co-Agent

BY: /s/ MICHAEL M. ERRICHETTI
   ---------------------------------

    Its: VICE PRESIDENT
        ----------------------------

BANK ONE, ARIZONA NA, individually and as Co-Agent

BY:
   -------------------------------
    Its:
        --------------------------

UNION BANK of California, N.A., formerly known as Union Bank


BY:
   -------------------------------
    Its:
        --------------------------


DRESDNER BANK AG, NEW YORK BRANCH AND
GRAND CAYMAN BRANCH

BY:   /s/ THOMAS J. NADRAMIA
   -------------------------------
    Its:  Vice President
        --------------------------

BY:   /s/ JOHN S. RUNNION
   -------------------------------
    Its:  Vice President
        --------------------------


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